SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549




FORM 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 29, 2001


                        Matlack Systems, Inc.
(Exact name of registrant as specified in its charter)



         Delaware               1-10105             51-0310173
(State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)        File number)    Identification No.)



  One Rollins Plaza, 2200 Concord Pike, Wilmington, Delaware  19803
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (302) 426-2700

Item 3.   Bankruptcy or Receivership.

     On March 29, 2001, Matlack Systems, Inc. and all of its wholly owned subsidiaries ("Matlack") filed a voluntary petition seeking protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The filings have been consolidated for the purpose of joint administration as Case No. 01-01114 (MFW).

     Matlack continues to operate its business as debtor-in-possession, as the Company's bank lenders are supporting the business through the Chapter 11 process by allowing the Company to use the lenders' cash collateral while debtor-in-possession financing is negotiated.

     On March 29, 2001, Matlack issued a press release relating to the foregoing. A copy of the press release is attached as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     Item 7 (c) Exhibits
          99   Press release dated March 29, 2001


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Matlack Systems, Inc.



DATE:  March 30, 2001              BY:/s/ Patrick J. Bagley
                                      Patrick J. Bagley
                                      Vice President-Finance and
                                      Treasurer
                                      Chief Financial Officer